Exhibit 99.1

UNAUDITED CONDENSED PRO FORMA FINANCIAL DATA OF Universal American Corp. (formerly Universal American Spin Corp.)
(ACCOUNTING SUCCESSOR TO CAremArK Ulysses Holding Corp., FORMERLY UNIVERSAL AMERICAN CORP.)

On December 30, 2010, Caremark Ulysses Holding Corp. (formerly Universal American Corp.) (“Old Universal American”) entered into agreements, consisting of: (i) an Agreement and Plan of Merger with CVS Caremark Corporation (“CVS Caremark”), and Ulysses Merger Sub, L.L.C., an indirect wholly-owned subsidiary of CVS Caremark (“Merger Sub”), to provide for the purchase of Old Universal American’s Medicare Part D Business by CVS Caremark through the merger of Merger Sub with and into Old Universal American, with Old Universal American continuing as the surviving corporation and a wholly-owned subsidiary of CVS Caremark and (ii) a Separation Agreement with Universal American Corp. (formerly Universal American Spin Corp.) (“New Universal American”), to provide for the separation of Old Universal American’s Medicare Part D Business from its remaining businesses, which included the Medicare Advantage and Traditional Insurance businesses. The sale of the Medicare Part D Business to CVS Caremark and related transactions are referred to herein as the “Part D Transaction.”

On April 29, 2011, the parties consummated the Part D Transaction and shareholders of Old Universal American received $14.00 in cash and one share of New Universal American common stock for each share owned by them.  At the closing of the Part D Transaction, Old Universal American separated all of its businesses other than its Medicare Part D Business, transferred those businesses to New Universal American, became a wholly-owned subsidiary of CVS Caremark, changed its name to Old Universal American, and de-registered its shares with the Securities and Exchange Commission (the “Commission”) and de-listed its shares on the NYSE.

In addition, at the closing of the Part D Transaction, New Universal American changed its name from Universal American Spin Corp. to Universal American Corp. and its shares began trading on the NYSE under the ticker symbol “UAM” on May 2, 2011.  New Universal American now owns the businesses and assets that previously comprised Old Universal American’s Senior Managed Care-Medicare Advantage, Traditional Insurance and Corporate & Other segments.

As part of the Part D Transaction, New Universal American is considered as divesting the Medicare Part D Business and is treated as the “accounting successor” to Old Universal American for financial reporting purposes in accordance with ASC 505-60. For financial reporting purposes, New Universal American reports the Medicare Part D Business as discontinued operations following the consummation of the Part D Transaction.

The following unaudited condensed pro forma statements of operations of New Universal American for the three months ended March 31, 2011 and the years ended December 31, 2010, 2009 and 2008 have been prepared as though the Part D Transaction occurred as of the beginning of each period being presented. The following unaudited condensed pro forma balance sheet of New Universal American as of March 31, 2011 has been prepared as though the Part D Transaction occurred on March 31, 2011. The unaudited condensed pro forma financial statements of New Universal American are derived from the historical consolidated financial statements of Old Universal American and adjusted to give effect to the Part D Transaction.

The pro forma adjustments are based upon available information and assumptions that management believes are reasonable; however, such adjustments are subject to change.  In addition, such adjustments are estimates and may not prove to be accurate.

Non-recurring charges related to the Part D Transaction have been excluded from the unaudited condensed pro forma statements of operations in accordance with Regulation S-X.  In addition, the unaudited condensed pro forma statements of operations do not give effect to changes in certain costs New Universal American may incur associated with operating as a stand-alone company as the full amount of these costs are not known at this time.  The pro forma data does not represent what New Universal American’s financial position or results of operations would have been had New Universal American operated as a separate, independent public company, nor does the pro forma data give effect to any events other than those discussed in the related notes. The pro forma data also does not project New Universal American’s financial position or results of operations as of any future date or for any future period.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Amendment No. 1 to New Universal American’s Registration Statement on Form S-4 (No. 333-172691) filed March 31, 2011 with the Commission.

UNIVERSAL AMERICAN CORP. AND SUBSIDIARIES

PRO FORMA STATEMENTS OF OPERATIONS

(UNAUDITED)

For the Three Months Ended March 31, 2011

	Historical				Pro forma
	Old Universal	Historical	Pro forma		New Universal
	American	Part D	Adjustments		American (1)
	(in thousands, per share amounts in dollars)
Revenues:
Net premium and policyholder fees earned	$1,227,823	$(647,658)	$—		$580,165
Net investment income	13,103	(1)	—		13,102
Fee and other income	1,148	(32)	—		1,116
Net realized gains on investments	(236)	241	—		5
Total revenues	1,241,838	(647,450)	—		594,388

Benefits, claims and expenses:
Claims and other benefits	1,126,821	(637,585)	—		489,236
Commissions	19,876	(1,172)	—		18,704
Interest expense	4,675	(4,675)	—		—
Dividend on 8.5% manditorily redeemable preferred stock	—	—	850	(6)	850
Amortization of present value of future profits	5,144	(4,012)	—		1,132
Other operating costs and expenses	137,039	(49,480)	46	(7)	87,605
Total benefits, claims and expenses	1,293,555	(696,924)	896		597,527

Income (loss) before equity in earnings of unconsolidated subsidiary and income taxes	(51,717)	49,474	(896)		(3,139)
Equity in earnings of unconsolidated subsidiary	—	—	—		—
Income (loss) before income taxes	(51,717)	49,474	(896)		(3,139)
Provision for (benefit from) income taxes	(19,490)	17,576	(16	)(8)	(1,930)
Net income (loss)	$(32,227)	$31,898	$(880)		$(1,209)

Earnings (loss) per common share:
Basic	$(0.41)				$(0.02)
Diluted	$(0.41)				$(0.02)

Weighted average shares outstanding:
Weighted average common shares outstanding	77,390		2,971	(2)(3)(4)	80,361
Less weighted average treasury shares	(3,092)		3,092	(2)	—
Basic weighted shares outstanding	74,298		6,063		80,361
Weighted average common equivalent of preferred shares outstanding	4,211		(4,211	)(3)	—
Effect of dilutive securities	—		—	(5)	—
Diluted weighted shares outstanding	78,509		1,852		80,361

Effective tax rate	37.7%				61.5%

(1)

At the closing of the Part D Transaction, Old Universal American made Part D Transaction-related cash payouts of approximately $5.4 million for the accelerated vesting of certain restricted stock and approximately $29.2 million for the cash settlement of outstanding stock options, including the payment of $0.5 million of dividends accrued on the restricted stock. These payouts were recorded as adjustments to equity. Unrecognized historical pre-tax stock compensation expense of $2.7 million related to the vesting of certain restricted stock and $5.8 million related to the cash settlement of outstanding stock options was recognized at the closing of the transaction in 2011 and previously recognized expense of $1.3 million related to the non-vested termination of equity awards was reversed. Also, a realized loss of $11.6 million related to the settlement of the cash flow hedges in connection with the Part D Transaction was recognized at closing.  Additionally, Part D Transaction-related expenses, primarily related to investment banking, legal and accounting fees, of approximately $17.5 million, pre-tax, were incurred in connection with the Part D Transaction. Approximately $5.8 million of these Part D Transaction-related expenses were incurred through March 31, 2011, including $4.0 million during 2010, and included in the historical Old Universal American amounts. Except for the $5.8 million of Part D Transaction-related expense already incurred, these nonrecurring items have not been reflected in the pro forma statements of operations.

(2)	All treasury shares were retired in connection with the Part D Transaction, reducing the common shares outstanding.

(3)

The existing Old Universal American Series A Preferred Stock, other than a portion of the Significant Shareholder Preferred Stock (which was converted to New Universal American non-voting common stock), was converted into the right to receive the Per Share Closing Consideration and cancelled upon closing of the Merger.

(4)	Approximately 1.9 million shares of New Universal American Common Stock were issued in connection with the accelerated vesting of certain restricted stock and the settlement of options.

(5)

The accelerated vesting of certain restricted stock and the settlement of outstanding stock options eliminated all of the common stock equivalents, except for the remaining unvested restricted stock and performance shares. The effect of dilutive securities on a pro forma basis relates solely to the remaining unvested restricted stock and performance shares as determined by the treasury stock method.

(6)	Represents three months of dividends on the 8.5% Series A Manditorily Redeemable Preferred Stock.

(7)	Represents three months of amortization of the deferred preferred stock issuance costs.

(8)	Represents income taxes on the amortization of the deferred preferred stock issuance costs.

UNIVERSAL AMERICAN CORP. AND SUBSIDIARIES

PRO FORMA STATEMENTS OF OPERATIONS

(UNAUDITED)

For the Year Ended December 31, 2010

	Historical				Pro forma
	Old Universal	Historical	Pro forma		New Universal
	American	Part D	Adjustments		American (1)
	(in thousands, per share amounts in dollars)
Revenues:
Net premium and policyholder fees earned	$5,629,700	$(2,183,951)	$—		$3,445,749
Net investment income	42,857	(2,972)	—		39,885
Fee and other income	9,673	(98)	—		9,575
Net realized gains on investments	4,995	1,580	—		6,575
Total revenues	5,687,225	(2,185,441)	—		3,501,784

Benefits, claims and expenses:
Claims and other benefits	4,658,857	(1,798,216)	—		2,860,641
Commissions	126,461	(5,107)	—		121,354
Interest expense	19,893	(19,868)	—		25
Dividend on 8.5% manditorily redeemable preferred stock	—	—	3,400	(6)	3,400
Amortization of present value of future profits	23,304	(16,046)	—		7,258
Other operating costs and expenses	584,397	(187,072)	184	(7)	397,509
Total benefits, claims and expenses	5,412,912	(2,026,309)	3,584		3,390,187

Income before equity in earnings of unconsolidated subsidiary and income taxes	274,313	(159,132)	(3,584)		111,597
Equity in earnings of unconsolidated subsidiary	—	—	—		—
Income before income taxes	274,313	(159,132)	(3,584)		111,597
Provision for income taxes	86,634	(56,805)	(64	)(8)	29,765
Net income	$187,679	$(102,327)	$(3,520)		$81,832

Earnings per common share:
Basic	$2.40				$1.02
Diluted	$2.38				$1.02

Weighted average shares outstanding:
Weighted average common shares outstanding	78,748		1,192	(2)(3)(4)	79,940
Less weighted average treasury shares	(4,871)		4,871	(2)	—
Basic weighted shares outstanding	73,877		6,063		79,940
Weighted average common equivalent of preferred shares outstanding	4,211		(4,211	)(3)	—
Effect of dilutive securities	612		(469	)(5)	143
Diluted weighted shares outstanding	78,700		1,383		80,083

Effective tax rate	31.6%				26.7%

(1)

At the closing of the Part D Transaction, Old Universal American made Part D Transaction-related cash payouts of approximately $5.4 million for the accelerated vesting of certain restricted stock and approximately $29.2 million for the cash settlement of outstanding stock options, including the payment of $0.5 million of dividends accrued on the restricted stock. These payouts were recorded as adjustments to equity. Unrecognized historical pre-tax stock compensation expense of $2.7 million related to the vesting of certain restricted stock and $5.8 million related to the cash settlement of outstanding stock options was recognized at the closing of the transaction in 2011 and previously recognized expense of $1.3 million related to the non-vested termination of equity awards was reversed.  Also, a realized loss of $11.6 million related to the settlement of the cash flow hedges in connection with the Part D Transaction was recognized at closing. Additionally, Part D Transaction-related expenses, primarily related to investment banking, legal and accounting fees, of approximately $17.5 million, pre-tax, were incurred in connection with the Part D Transaction. Approximately $5.8 million of these Part D Transaction-related expenses were incurred through March 31, 2011, including $4.0 million during 2010, and included in the historical Old Universal American amounts. Except for the $5.8 million of Part D Transaction-related expense already incurred, these nonrecurring items have not been reflected in the pro forma statements of operations.

(2)	All treasury shares were retired in connection with the Part D Transaction, reducing the common shares outstanding.

(3)

The existing Old Universal American Series A Preferred Stock, other than a portion of the Significant Shareholder Preferred Stock (which was converted to New Universal American non-voting common stock), was converted into the right to receive the Per Share Closing Consideration and cancelled upon closing of the Merger.

(4)	Approximately 1.9 million shares of New Universal American Common Stock were issued in connection with the accelerated vesting of certain restricted stock and the settlement of options.

(5)

The accelerated vesting of certain restricted stock and the settlement of outstanding stock options eliminated all of the common stock equivalents, except for the remaining unvested restricted stock and performance shares. The effect of dilutive securities on a pro forma basis relates solely to the remaining unvested restricted stock and performance shares as determined by the treasury stock method.

(6)	Represents twelve months of dividends on the 8.5% Series A Manditorily Redeemable Preferred Stock.

(7)	Represents twelve months of amortization of the deferred preferred stock issuance costs.

(8)	Represents income taxes on the amortization of the deferred preferred stock issuance costs.

UNIVERSAL AMERICAN CORP. AND SUBSIDIARIES

PRO FORMA STATEMENTS OF OPERATIONS

(UNAUDITED)

For the Year Ended December 31, 2009

	Historical				Pro forma
	Old Universal	Historical	Pro forma		New Universal
	American	Part D	Adjustments		American (1)
	(in thousands, per share amounts in dollars)
Revenues:
Net premium and policyholder fees earned	$4,918,898	$(1,980,907)	$—		$2,937,991
Net investment income	49,814	(2,844)	—		46,970
Fee and other income	19,776	(360)	—		19,416
Net realized losses on investments	(24,988)	—	—		(24,988)
Total revenues	4,963,500	(1,984,111)	—		2,979,389

Benefits, claims and expenses:
Claims and other benefits	3,998,634	(1,587,076)	—		2,411,558
Commissions	118,278	(7,067)	—		111,211
Interest expense	19,937	(19,937)	—		—
Dividend on 8.5% manditorily redeemable preferred stock	—	—	3,400	(6)	3,400
Amortization of present value of future profits	23,560	(16,046)	—		7,514
Other operating costs and expenses	588,739	(199,582)	184	(7)	389,341
Total benefits, claims and expenses	4,749,148	(1,829,708)	3,584		2,923,024

Income before equity in earnings of unconsolidated subsidiary and income taxes	214,352	(154,403)	(3,584)		56,365
Equity in earnings of unconsolidated subsidiary	280	(280)	—		—
Income before income taxes	214,632	(154,683)	(3,584)		56,365
Provision for income taxes	74,328	(55,209)	(64	)(8)	19,055
Net income	$140,304	$(99,474)	$(3,520)		$37,310

Earnings per common share:
Basic	$1.73				$0.45
Diluted	$1.73				$0.45

Weighted average shares outstanding:
Weighted average common shares outstanding	87,227		(4,242	)(2)(3)(4)	82,985
Less weighted average treasury shares	(10,305)		10,305	(2)	—
Basic weighted shares outstanding	76,922		6,063		82,985
Weighted average common equivalent of preferred shares outstanding	4,211		(4,211	)(3)	—
Effect of dilutive securities	71		(71	)(5)	—
Diluted weighted shares outstanding	81,204		1,781		82,985

Effective tax rate	34.6%				33.8%

(1)

At the closing of the Part D Transaction, Old Universal American made Part D Transaction-related cash payouts of approximately $5.4 million for the accelerated vesting of certain restricted stock and approximately $29.2 million for the cash settlement of outstanding stock options, including the payment of $0.5 million of dividends accrued on the restricted stock. These payouts were recorded as adjustments to equity. Unrecognized historical pre-tax stock compensation expense of $2.7 million related to the vesting of certain restricted stock and $5.8 million related to the cash settlement of outstanding stock options was recognized at the closing of the transaction in 2011 and previously recognized expense of $1.3 million related to the non-vested termination of equity awards was reversed. Also, a realized loss of $11.6 million related to the settlement of the cash flow hedges in connection with the Part D Transaction was recognized at closing.  Additionally, Part D Transaction-related expenses, primarily related to investment banking, legal and accounting fees, of approximately $17.5 million, pre-tax, were incurred in connection with the Part D Transaction. Approximately $5.8 million of these Part D Transaction-related expenses were incurred through March 31, 2011, including $4.0 million during 2010, and included in the historical Old Universal American amounts. Except for the $5.8 million of Part D Transaction-related expense already incurred, these nonrecurring items have not been reflected in the pro forma statements of operations.

(2)	All treasury shares were retired in connection with the Part D Transaction, reducing the common shares outstanding.

(3)

The existing Old Universal American Series A Preferred Stock, other than a portion of the Significant Shareholder Preferred Stock (which was converted to New Universal American non-voting common stock), was converted into the right to receive the Per Share Closing Consideration and cancelled upon closing of the Merger.

(4)	Approximately 1.9 million shares of New Universal American Common Stock were issued in connection with the accelerated vesting of certain restricted stock and the settlement of options.

(5)

The accelerated vesting of certain restricted stock and the settlement of outstanding stock options eliminated all of the common stock equivalents, except for the remaining unvested restricted stock and performance shares. The effect of dilutive securities on a pro forma basis relates solely to the remaining unvested restricted stock and performance shares as determined by the treasury stock method.

(6)	Represents twelve months of dividends on the 8.5% Series A Manditorily Redeemable Preferred Stock.

(7)	Represents twelve months of amortization of the deferred preferred stock issuance costs.

(8)	Represents income taxes on the amortization of the deferred preferred stock issuance costs.

UNIVERSAL AMERICAN CORP. AND SUBSIDIARIES

PRO FORMA STATEMENTS OF OPERATIONS

(UNAUDITED)

For the Year Ended December 31, 2008

	Historical				Pro forma
	Old Universal	Historical	Pro forma		New Universal
	American	Part D	Adjustments		American (1)
	(in thousands, per share amounts in dollars)
Revenues:
Net premium and policyholder fees earned	$4,600,454	$(1,802,126)	$—		$2,798,328
Net investment income	81,270	(1,053)	—		80,217
Fee and other income	37,130	(20,077)	—		17,053
Net realized losses on investments	(59,681)	—	—		(59,681)
Total revenues	4,659,173	(1,823,256)	—		2,835,917

Benefits, claims and expenses:
Claims and other benefits	3,851,582	(1,533,089)	—		2,318,493
Commissions	147,125	(11,590)	—		135,535
Interest expense	23,694	(23,694)	—		—
Dividend on 8.5% manditorily redeemable preferred stock	—	—	3,400	(6)	3,400
Amortization of present value of future profits	23,763	(16,022)	—		7,741
Other operating costs and expenses	534,518	(210,722)	184	(7)	323,980
Total benefits, claims and expenses	4,580,682	(1,795,117)	3,584		2,789,149

Income before equity in earnings of unconsolidated subsidiary and income taxes	78,491	(28,139)	(3,584)		46,768
Equity in earnings of unconsolidated subsidiary	72,813	(72,813)	—		—
Income before income taxes	151,304	(100,952)	(3,584)		46,768
Provision for income taxes	56,212	(36,098)	(64	)(8)	20,050
Net income	$95,092	$(64,854)	$(3,520)		$26,718

Earnings per common share:
Basic	$1.09				$0.30
Diluted	$1.08				$0.30

Weighted average shares outstanding:
Weighted average common shares outstanding	74,997		14,373	(2)(3)(4)	89,370
Less weighted average treasury shares	(3,635)		3,635	(2)	—
Basic weighted shares outstanding	71,362		18,008		89,370
Weighted average common equivalent of preferred shares outstanding	16,157		(16,157	)(3)	—
Effect of dilutive securities	342		(342	)(5)	—
Diluted weighted shares outstanding	87,861		1,509		89,370

Effective tax rate	37.2%				42.9%

(1)

At the closing of the Part D Transaction, Old Universal American made Part D Transaction-related cash payouts of approximately $5.4 million for the accelerated vesting of certain restricted stock and approximately $29.2 million for the cash settlement of outstanding stock options, including the payment of $0.5 million of dividends accrued on the restricted stock. These payouts were recorded as adjustments to equity. Unrecognized historical pre-tax stock compensation expense of $2.7 million related to the vesting of certain restricted stock and $5.8 million related to the cash settlement of outstanding stock options was recognized at the closing of the transaction in 2011 and previously recognized expense of $1.3 million related to the non-vested termination of equity awards was reversed. Also, a realized loss of $11.6 million related to the settlement of the cash flow hedges in connection with the Part D Transaction was recognized at closing. Additionally, Part D Transaction-related expenses, primarily related to investment banking, legal and accounting fees, of approximately $17.5 million, pre-tax, were incurred in connection with the Part D Transaction. Approximately $5.8 million of these Part D Transaction-related expenses were incurred through March 31, 2011, including $4.0 million during 2010, and included in the historical Old Universal American amounts. Except for the $5.8 million of Part D Transaction-related expense already incurred, these nonrecurring items have not been reflected in the pro forma statements of operations.

(2)	All treasury shares were retired in connection with the Part D Transaction, reducing the common shares outstanding.

(3)

The existing Old Universal American Series A Preferred Stock, other than a portion of the Significant Shareholder Preferred Stock (which was converted to New Universal American non-voting common stock), was converted into the right to receive the Per Share Closing Consideration and cancelled upon closing of the Merger.

(4)	Approximately 1.9 million shares of New Universal American Common Stock were issued in connection with the accelerated vesting of certain restricted stock and the settlement of options.

(5)

The accelerated vesting of certain restricted stock and the settlement of outstanding stock options eliminated all of the common stock equivalents, except for the remaining unvested restricted stock and performance shares. The effect of dilutive securities on a pro forma basis relates solely to the remaining unvested restricted stock and performance shares as determined by the treasury stock method.

(6)	Represents twelve months of dividends on the 8.5% Series A Manditorily Redeemable Preferred Stock.

(7)	Represents twelve months of amortization of the deferred preferred stock issuance costs.

(8)	Represents income taxes on the amortization of the deferred preferred stock issuance costs.

UNIVERSAL AMERICAN CORP. AND SUBSIDIARIES

PRO FORMA BALANCE SHEET

(UNAUDITED)

March 31, 2011

	Historical				Pro forma
	Old Universal	Historical	Pro forma		New Universal
	American	Part D (1)	Adjustments		American
	(in thousands, per share amounts in dollars)
ASSETS
Total investments	$1,266,020	$(63,000)	$—		$1,203,020
Cash and cash equivalents	83,343	(31,525)	(32,860	)(2)	18,958
Deferred policy acquisition costs	142,452	—	—		142,452
Reinsurance recoverables	708,866	(326)	—		708,540
Amortizing intangible assets	139,057	(102,796)	—		36,261
Goodwill and other indefinite lived intangible assets	525,673	(448,215)	—		77,458
CMS contract deposit receivables	17,737	(17,737)	—		—
Other Part D receivables	290,260	(290,260)	—		—
Other assets	385,246	(94,306)	(3,353	)(3)	287,587
Total assets	$3,558,654	$(1,048,165)	$(36,213)		$2,474,276

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Reserves and other policy liabilities - life	$577,407	$—	$—		$577,407
Reserves for future policy benefits - health	408,679	—	—		408,679
Policy and contract claims — health	397,351	(149,348)	—		248,003
Loan payable	232,022	(203,256)	(28,766	)(11)	—
Other long-term debt	110,000	(110,000)	40,000	(7)	40,000
Other Part D liabilities	87,666	(87,666)	—		—
Other liabilities	279,551	(56,438)	(5,226	)(4)	217,887
Total liabilities	2,092,676	(606,708)	6,008		1,491,976

STOCKHOLDERS’ EQUITY
Preferred Stock:
Series A Preferred Stock	42	—	(42	)(5)	—
Series B Preferred Stock	—	—	—		—
Common stock - voting	793	—	23	(8)	816
Common stock - non-voting	—	—	—		—
Additional paid-in capital	807,841	—	(67,361	)(10)	740,480
Accumulated other comprehensive income (loss)	(2,628)	—	8,048	(12)	5,420
Retained earnings	702,371	(441,457)	(25,330	)(9)	235,584
Less: Treasury stock	(42,441)	—	42,441	(6)	—
Total stockholders’ equity	1,465,978	(441,457)	(42,221)		982,300
Total liabilities and stockholders’ equity	$3,558,654	$(1,048,165)	$(36,213)		$2,474,276
	—	—	—		—
Basic Shares	79,991,240		1,543,278		81,534,518
Book value per share	$18.33				$12.05

Tangible Equity					788,679
Tangible BV per share					$9.67

(1)

Historical Part D represents a “carve-out” of the historical results of operations, assets, and liabilities attributable to Old Universal American’s Medicare Part D Business and outstanding indebtedness and trust preferred securities (collectively referred to as “Part D”). Part D is comprised of the legal entities Old Universal American, MemberHealth LLC, UAC Holding, Inc. and Pennsylvania Life Insurance Company after giving effect to the Separation. As a result of financial statement classification differences between the consolidated balance sheets reported in Old Universal American’s Annual Report on Form 10-K for the year ended December 31, 2010 and the unaudited combined condensed balance sheets for Part D, the total assets and total liability lines on this schedule will not equal the total assets and liabilities reported in the unaudited combined condensed balance sheets.

(2)	Represents the following pro forma adjustments to cash and cash equivalents (in thousands):

Payment of Part D Transaction-related costs	$(15,294)
Settlement of Old Universal American stock options and accelerated vesting of certain restricted stock in connection with the Part D Transaction	(34,058)
Non-Pennsylvania Life Insurance Company novation payment	18,500
Net proceeds from issuance of Preferred Stock	38,897
Settlement of interest rate swap breakage costs in connection with the Part D Transaction	(12,139)
Paydown of a portion of the Loan Payable by Old Universal American in connection with the Part D Transaction	(28,766)
$(32,860)

(3)	Represents the following pro forma adjustments to other assets (in thousands):

Represents the release of unamortized deferred stock compensation costs for the cancellation of the unvested restricted stock and performance shares awarded to Part D Employees and the accelerated vesting of certain restricted stock as a result of the Transactions.	$(4,456)
Deferred Preferred Stock issuance costs	1,103
$(3,353)

(4)	Represents the following pro forma adjustments to other liabilities (in thousands):

Release of payable for Part D Transaction-related costs accrued at December 31, 2010	$(3,583)
Release of dividend payable amounts related to the cancellation of the unvested restricted stock and performance shares awarded to Part D Employees and the accelerated vesting of certain restricted stock as a result of the Part D Transactions	(617)
Tax assets arising from the payment of Part D Transaction-related costs	(4,099)
Net tax assets related to the settlement of options and the accelerated vesting of certain restricted stock	(6,370)
Tax liabilities related to the non-Pennsylvania Life Insurance Company novation payment	6,475
Release of the liability for the unrealized loss on the interest rate swap upon settlement in connection with the transaction	(12,894)
Net taxes related to the settlement of the interest rate swap breakage costs and release of the liability for the unrealized loss on the interest rate swap	265
Liabilities for the cash distribution related to the unvested restricted stock and performance shares	15,277
Other	320
$(5,226)

(5)	Conversion of the existing Old Universal American Series A Preferred Stock into the right to receive the Per Share Closing Consideration and cancellation in connection with the Part D Transaction.
(6)	Retirement of all treasury stock upon closing of the Part D Transaction.
(7)	Issuance of Preferred Stock
(8)	Represents the following pro forma adjustments to common stock (in thousands):

Conversion of the existing Old Universal American Series A Preferred Stock into the right to receive the Per Share Closing Consideration and cancellation in connection with the Part D Transaction	$42
New Universal American shares issued in connection with the settlement of Old Universal American stock options in connection with the Part D Transaction	16
Retirement of treasury shares	(35)
$23

(9)	Represents the following pro forma adjustments to retained earnings (in thousands):

After-tax income related to the non-Pennsylvania Life Insurance Company novation payment	$12,025
After-tax loss from the Part D Transaction-related costs to be recognized in 2011	(7,612)
After-tax loss related to the recognition in 2011 of the unrecognized stock compensation costs for the accelerated vesting of certain restricted stock and the settlement of options in connection with the Part D Transaction	(11,155)
Release of dividend payable amounts related to the cancellation of the unvested restricted stock and performance shares awarded to Part D Employees	103
After-tax loss related to the settlement of the interest rate swap breakage costs	(7,557)
Liabilities for the cash distribution related to the unvested restricted stock and performance shares	(4,157)
Retirement of treasury shares	(6,977)
$(25,330)

(10)	Represents the following pro forma adjustments to additional paid in capital (in thousands):

Change in paid in capital related to the New Universal American shares issued in connection with the settlement of Old Universal American stock options in connection with the Part D Transaction	$(24,635)
Net tax benefit recognized through additional paid in capital related to equity conversions	5,784
Liabilities for the cash distribution related to the unvested restricted stock and performance shares	(11,119)
Retirement of treasury shares	(35,429)
Other	(1,962)
$(67,361)

(11)	Paydown of a portion of Loan Payable by Old Universal American in connection with the Part D Transaction.
(12)	Release of the unrealized loss on the interest rate swap, net of deferred taxes, upon settlement in connection with the Part D Transaction.